EXHIBIT 99.1

1 RAE Joseph Ng RAE Systems Inc. AMEX: Robert I. Chen President and CEO CFO, and VP Business Development Company Detection Environment Hazardous The

2 of Safe Harbor Statement Forward-looking statements are Words such as “outlook,” “believes,” the negative forward Forward-looking statements are Therefore actual results may differ materially and Factors elsewhere in You should not place undue reliance on forward-those involving future events and future results that are based on current Any statement that is not a historical fact, including Many of such factors relate to events and circumstances that This presentation contains “forward-looking statements” within the meaning the Private Litigation Reform Act of 1995. expectations, estimates, forecasts, and projects as well as the current beliefs and assumptions of our management. “expects,” “appears,” “may,” “will,” “should,” “anticipates,” or thereof or comparable terminology, are intended to identify such looking statements. estimates, projections, future trends and the outcome of events that have not yet occurred, is a forward-looking statement. only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict. adversely from those expressed in any forward-looking statements. that might cause or contribute to such differences include, but are not limited to, those discussed under the section entitled “Risk Factors” or our prospectus filed with our Registration Statement on Form S-3 on January 6, 2004, in any prospectus supplement thereto, and in our other reports filed with the SEC. are beyond our control. looking statements. Company Detection Environment Hazardous The

Overview 3 Developer & manufacturer of rapidly-deployable, multi- sensor detection monitors and networks Ability to quickly detect chemical and radiological agents and toxic industrial chemicals Dept. of Homeland Security All branches of U.S. armed forces Dept. of Justice, Dept. of State and municipalities Italian police force Australian Homeland Security A global leader in sensing products for homeland security, industrial and safety markets – – Approximately 50% YTD revenue growth Products used by: – – – – – State-of-the-art manufacturing and cost-efficient R&D in Shanghai, China and the Silicon Valley • • • • The Hazardous Environment Detection Company

4 $22.8 9 Mos. Ended 9/30/03 htow rG % 2 . Revenue Growth 64 $15.6 9 Mos. Ended 9/30/02 $21.8 2002 $19.0 2001 revenue growth is accelerating R G $18.2 2000 A C % 4 . 3 RAE’s 2 $10.8 1999 • $9.4 1998 (Revenue in millions) $25 $20 $15 $10 $5 $0 Company Detection Environment Hazardous The

Investment Highlights 5 Comprehensive product portfolio A technology leader with key patents Established customer base State-of-the-art, cost-efficient manufacturing in China Strong R&D and engineering capabilities Large homeland security market with anticipated rapid growth Competitive advantages – – – – – Experienced management team and board Track record of strong financial performance • • • • The Hazardous Environment Detection Company

6 Market Opportunities Six million loaded containers per year in Monitoring schools, public venues, federal Detection of volatile organic Remediation Detection of weapons of mass destruction Over 1.7 million users Detection of chemical and radiological agents in the Manufacturing, storage and distribution Leaks and explosive vapors Airplane wing tank entry Arson investigations First responders—Military—field and bases Port/border security—U.S., of which less than 4% are inspected Indoor Air Security—buildings, hospitals, etc. Hazardous chemical & nuclear material—Chemicals—Petroleum—Transportation—Fire departments - Homeland Defense—(chemical and radiological) – – – – Industrial & Environmental—compounds and toxic industrial chemicals – – – – – • • The Hazardous Environment Detection Company

7 Homeland Security 36.2 2004E R G A C % 8 Dept. of Homeland Security Budget 2 $22.1 2002 Source: Office of Homeland Security $18.1B requested for border security and transportation in 2004 $6.0B requested for emergency preparedness and response in 2004 ($            in billions) $40 $35 $30 $25 $20 $15 $10 $5 $0 Strong growth in Department of Homeland Security budgets – – • The Hazardous Environment Detection Company

Broad Product Portfolio 8 Company Detection Environment Hazardous The

Broad Product Portfolio 9 Company Detection Environment Hazardous The

Broad Product Portfolio 10 Company Detection Environment Hazardous The

New Product Announcement 11 First product that combines radiation and chemical detection in a wireless network device AreaRAE Gamma – • The Hazardous Environment Detection Company

New Product Development Provide tag and sensor to track and monitor17 million containers on land, port and shipboard Marine Cargo Container Tracking & Monitoring – • The Hazardous Environment Detection Company

13 02 01 00 Sensor Technology Radiation Infrared 99 Solid Polymer Ion Mobility 98 Electro-chemical 97 Corona Discharge Photo-Ionization 96 Chemical Detection Tube Combustible 95 Sensor Development 94 • 93 Company Detection Environment Hazardous The

14 Pervasive Model Trillions Casinos Embassies Cargo Containers Nuclear plant Supply Chain (Wal-Mart) Pervasive Sensing Model Mail/Cargo trucks Model drugs/theft Millions Applications Radiation RAEWatch Stowaways Airport Post Office Border – (chemical sensors) Number of Sensors Oil Venue Protection Police Cars Barracks Instrument Model HAZMAT Environmental Thousands Unit Pricing $10,000 $500 $0.10 Company Detection Environment Hazardous The

The Hazardous Environment Detection Company

Integrated Wireless Technology

- **Truck and Tractor Trailer Monitoring System**
  - RAE sensor inside trailer to track and monitor the cargo content
  - Auto ID tag reader/ translation gateway collect content ID and sensor status and interface to RAE reader installed inside tractor
  - RAE reader link to satellite or terrestrial communication and tracking system


SATELLITE
TERROR
GATEWAY
SENSOR
READER
CELLULAR
DATA CENTER
TOTAL CONTROL
THEFT
EFFICIENCY

15

Established Customer Base 16 Company Detection Environment Hazardous The

2 17 Case Study: TopOff - May 2003 - A set of advanced interoperability where we simulated a toxic chemical Main site scenario was “Dirty Bomb” explosion with release of radiological material Secondary site allowed us to perform concept technology experiments and demonstrations at Boeing Airfield release Seattle, WA – –• Company Detection Environment Hazardous The

18 Worldwide Presence Denmark Sunnyvale, CA Tokyo Shanghai 49 research, development & engineering people, of which 18% hold doctorate degrees Collaborative research effort with Shanghai University Hong Kong State-of-the-art manufacturing and cost-efficient R&D in China – – Singapore • The Hazardous Environment Detection Company

Competition 19 from mining industry circa 1850 Technology depth and breadth Cost-efficient R&D and manufacturing Responsive to market needs Large customer base in over 50 countries Established distribution channel Worldwide sales and support coverage Mine Safety Appliance; Pittsburgh Industrial Scientific Corporation; Pittsburgh BW Technologies; Canada Draeger; Germany Gastec; Japan RAE Competitive Strengths • • • • • • Gas Detection—– – – – –• The Hazardous Environment Detection Company

Growth Strategy 20 the applications for which our products can our cost-efficient infrastructure in China acquisitions, joint ventures, licensing on: Homeland Security market Rapidly expanding network detection market Cargo container security Indoor air security Focus – – Expand serve well – – Leverage Pursue agreements and corporate alliances • • • • The Hazardous Environment Detection Company

21 in Italy Past Experience Technical management positions, Hewlett- Strong Management Team General Manager, division of Hewlett-Packard Founder, President & CEO, AOT Corporation Management positions at General Motors, GE, and Fairchild Semiconductor CFO, AOT Corporation Controller, Hewlett-Packard Japan VP of OEM Sales, Chang Laboratories CTO, AOT Corporation Packard and United Technologies Research Fellow, Royal Melbourne Institute of Technology in Australia & L’Aquila General Manager, Ericsson Mobile Platform Years Of Experience 31 28 25 13 20 Name Robert I. Chen CEO & President Joseph Ng CFO, VP of Bus. Dev. Peter Hsi CTO & VP Hong Tao Sun VP of Engineering Tord Wingren Managing Director, Europe Company Detection Environment Hazardous The

• Board 22 • Watson SUNY of America Electronics J. of President Governing North Micro Thomas Science and the TSMC Ericsson of of Applied education) Chairman of and Vice Emeritus—(pharmaceutical) President •—President Dean (engineering—(communication) • Engineering Ross Flanzraich C. • Feisel of Corporation • School Binghamton W. Andersson Lyle Neil IVAX Edward (semiconductor) Bo Components • • • • Company Detection Environment Hazardous The

• Board 23 • of • NUMAT Defense, of Electrical • Energy of Computer Advisory EU University School of of of Atomic at Marshall Dept. Dept. • Director physics of • Technical—Undersecretary Professor, Professor, Dean -International nuclear University Former University -of • Steinhausler of Stanford—Goldsmith Stanford Gerla • Ex-member professor and Borsting administration; USC Mario UCLA • Frederick Jack Andrea Philip Dr. Center; Agency; Salzburg Dr. Reagan Business, Dr. Engineering, Dr. Science, • • • • Company Detection Environment Hazardous The

Financial Overview 24 Financial Overview Company Detection Environment Hazardous The

25 9/30/2003 $22.8 14.0 3.7 $2.5 $0.05 Nine Months Ended 9/30/2002 $15.6 9.0 0.2 ($0.3) ($0.01) ($            in millions) $21.8 13.1 1.3 $0.3 $0.01 Income Statement 2002 $19.0 12.0 1.6 $0.6 $0.02 2001 $18.2 11.6 2.0 $1.0 $0.03 Year Ended December 31, 2000 (2) (2) (1) Net Income from Continuing Ops. Fully Diluted EPS from Continuing Ops. settlement costs and merger costs of $0.3, $1.2, $9.7, $9.3 and $0.1 million in 2000, 2001, 2002, and the nine month period ended 9/30/02 and 9/30/03, respectively. settlement costs, merger costs, equity in loss of unconsolidated affiliate and minority interest in loss of consolidated subsidiary of $0.3, $0.8, $10.0, $9.5 and $0.3 million in 2000, 2001, 2002, the nine month period ended 9/30/02 and 9/30/03, respectively. Revenues Gross Profit EBITDA (1) EBITDA is defined as earnings before interest, taxes, depreciation and amortization excluding legal fees and (2) Net Income from Continuing Operations is defined as Net Income excluding taxes, legal fees and The Hazardous Environment Detection Company

26 66% 4% (1) Product Mix Sales Nine Months Ended 9/30/03 19% 11% Portables Integrated Systems Other Service 71% 5% Nine Months Ended 9/30/02 (1) Integrated Systems have grown from 5% of total revenues to 11% 19% 5% • (1) Consumables, accessories, supplies, etc. The Hazardous Environment Detection Company

Balance Sheet 27 At Sept. 30, 2003 Actual ($            in Millions) $6.7 12.0 19.2 0.4 14.2 Cash Working Capital Total Assets Long-Term Liabilities Shareholders’ Equity Company Detection Environment Hazardous The

Conclusion 28 Summary Company Detection Environment Hazardous The

Investment Highlights 29 Comprehensive product portfolio A technology leader with key patents Established customer base State-of-the-art, cost-efficient manufacturing in China Strong R&D and engineering capabilities Large homeland security market with anticipated rapid growth Competitive advantages – – – – – Experienced management team and board Track record of strong financial performance • • • • The Hazardous Environment Detection Company

30 RAE Systems Inc. (AMEX: RAE) Company Detection Environment Hazardous The